EXHIBIT 11(b)




                                        THE MUNDER FRAMLINGTON FUNDS TRUST

                                                 POWER OF ATTORNEY


         The undersigned, Lee P. Munder, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power of substitution and re-substitution; and said attorney shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, said acts of said attorney being hereby ratified and approved.




                                                     /s/      Lee P. Munder



Dated:            December 17, 1996

EXHIBIT 11(b)




                                        THE MUNDER FRAMLINGTON FUNDS TRUST

                                                 POWER OF ATTORNEY


         The undersigned, Charles W. Elliott, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Teresa M.R. Hamlin and Paul
F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power of substitution and re-substitution; and said attorney shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, said acts of said attorney being hereby ratified and approved.




                                                     /s/      Charles W. Elliott


Dated:            December 17, 1996

EXHIBIT 11(b)




                                        THE MUNDER FRAMLINGTON FUNDS TRUST

                                                 POWER OF ATTORNEY


         The undersigned, Joseph E. Champagne, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Teresa M.R. Hamlin and Paul
F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power of substitution and re- substitution; and said attorney shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, said acts of said attorney being hereby ratified and approved.




                                                   /s/      Joseph E. Champagne



Dated:            December 17, 1996

EXHIBIT 11(b)




                                        THE MUNDER FRAMLINGTON FUNDS TRUST

                                                 POWER OF ATTORNEY


         The undersigned, Arthur DeRoy Rodecker, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Teresa M.R. Hamlin and Paul
F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power of substitution and re- substitution; and said attorney shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, said acts of said attorney being hereby ratified and approved.




                                                 /s/      Arthur DeRoy Rodecker


Dated:            December 17, 1996

EXHIBIT 11(b)




                                        THE MUNDER FRAMLINGTON FUNDS TRUST

                                                 POWER OF ATTORNEY


         The undersigned, Jack L. Otto, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power of substitution and re-substitution; and said attorney shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, said acts of said attorney being hereby ratified and approved.




                                                     /s/      Jack L. Otto



Dated:            December 17, 1996

EXHIBIT 11(b)




                                        THE MUNDER FRAMLINGTON FUNDS TRUST

                                                 POWER OF ATTORNEY


         The undersigned, Thomas B. Bender, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power of substitution and re-substitution; and said attorney shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, said acts of said attorney being hereby ratified and approved.




                                                     /s/      Thomas B. Bender


Dated:            December 17, 1996

EXHIBIT 11(b)




                                        THE MUNDER FRAMLINGTON FUNDS TRUST

                                                 POWER OF ATTORNEY


         The undersigned, Thomas D. Eckert, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power of substitution and re-substitution; and said attorney shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, said acts of said attorney being hereby ratified and approved.




                                                     /s/      Thomas D. Eckert



Dated:            December 17, 1996

EXHIBIT 11(b)




                                        THE MUNDER FRAMLINGTON FUNDS TRUST

                                                 POWER OF ATTORNEY


         The undersigned, John Rakolta, Jr., whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power of substitution and re-substitution; and said attorney shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, said acts of said attorney being hereby ratified and approved.




                                                     /s/      John Rakolta, Jr.


Dated:            December 17, 1996

EXHIBIT 11(b)




                                        THE MUNDER FRAMLINGTON FUNDS TRUST

                                                 POWER OF ATTORNEY


         The undersigned, David J. Brophy, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power of substitution and re-substitution; and said attorney shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, said acts of said attorney being hereby ratified and approved.




                                                     /s/      David J. Brophy



Dated:            December 17, 1996

EXHIBIT 11(b)




                                        THE MUNDER FRAMLINGTON FUNDS TRUST

                                                 POWER OF ATTORNEY


         The undersigned, Terry H. Gardner, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power of substitution and re-substitution; and said attorney shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, said acts of said attorney being hereby ratified and approved.




                                                     /s/      Terry H. Gardner


Dated:            December 17, 1996


62796.8K